SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

            CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO

         The Board of Credit Suisse Trust has approved certain changes to the Portfolio (described below), which will become effective on or about
February 15, 2005.

         The following information will supersede or supplement certain information in the portfolio's Prospectus and Statement of Additional Information.

         THE FOLLOWING WILL SUPERSEDE OR SUPPLEMENT THE DESCRIPTION OF GOAL AND STRATEGIES FOUND IN THE PROSPECTUS:

         Under normal market conditions, the Portfolio will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of small companies from at least three countries, including the U.S.

         The portfolio managers will use a bottom-up investment approach to identify fundamentally strong companies trading at a discount to their projected growth rates or intrinsic values (i.e., the present value of the future cash flows that it will generate). The Portfolio will seek capital appreciation by taking advantage of both growth and value opportunities, based on the managers' view of individual companies.

         The Portfolio considers a small company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI World Small Cap Index at the time of purchase. As of November 2004, the MSCI World Small Cap Index included companies with market capitalizations between $16 million and $3.8 billion.

         Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities due to capital appreciation. Such a company will continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small company equities. The Portfolio may invest in companies of any size once the 80% policy is met. As a result, the Portfolio's average market capitalization may sometimes exceed that of the MSCI World Small Cap Index.

         The Portfolio may invest up to 20% of its net assets, plus any borrowings for investment purposes, in debt securities.

         OTHER CONTRARY INFORMATION IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.

Dated: December 8, 2004                                        TRGPV-16-1204
                                                               2004-046